EXHIBIT 99.1

Mawson Infrastructure Group Inc. Shares Corporate Update

MIDLAND, Pa., Sept. 17, 2025 (GLOBE NEWSWIRE) -- Mawson Infrastructure Group Inc. (NASDAQ: MIGI) (“Mawson” or the “Company”), a technology company that provides digital infrastructure for high-performance computing (“HPC”) and digital assets, is hereby providing a corporate update to stockholders and the investment community regarding the Company’s current operations.

Key Points

  Operational Continuity. Mawson continues to operate normally across its U.S. footprint, with Midland, Pennsylvania remaining a cornerstone facility supported by long-term site tenure.
  Nasdaq Listing Compliance Plan. Mawson engaged advisors and presented a plan to Nasdaq to regain compliance with Nasdaq’s continued listing standards as it works to maintain the listing of its common stock. Mawson recently received from Nasdaq an extension of time to regain compliance and maintain its listing on Nasdaq.
  Progress on Legacy Matters. Mawson is advancing efforts to resolve certain legacy legal matters as part of a broader program to strengthen the Company’s balance sheet.
  Company Presentation. Mawson has updated the Company Presentation posted on its website at www.mawsoninc.com.
  Financial Flexibility Maintained (Form S-3 Refresh). Our leadership remains focused on executing the Company’s growth strategy while maintaining operational flexibility and improving its balance sheet. We believe having an effective shelf registration statement enables us to remain well-positioned to support our customers, pursue growth opportunities, and navigate the evolving capital markets efficiently. As our previous Form S-3 registration statement expired, the Company has filed a new shelf registration statement on Form S-3 to enable Mawson to offer and sell securities as needed. However, filing a shelf registration statement does not mean new shares of our common stock are being immediately issued nor does it represent a change in the Company’s business strategy or financial condition.

About Mawson Infrastructure

Mawson Infrastructure Group (NASDAQ: MIGI) is a technology company that offers digital infrastructure platforms for artificial intelligence (AI), high-performance computing (HPC) and digital assets. The Company’s digital infrastructure platforms can be used to operate computing resources for a number of applications, and are offered across artificial intelligence (AI), high-performance computing (HPC), digital assets, and other computing applications. Our innovation, technology, and operational expertise enables us to operate and optimize digital infrastructure to accelerate the digital economy. The Company has a strategy to prioritize the usage of carbon-free energy sources, including nuclear energy, to power its digital infrastructure platforms and computational machines.

Articles and recent news related to the Company are available at www.mawsoninc.com/articles.

For more information, visit: https://www.mawsoninc.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding listing matters, potential financing activities, operational plans, legal proceedings, strategy, and other future events. Words such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “seek,” “may,” “will,” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements in this press release include, among others, statements regarding the Company’s ability to regain compliance with Nasdaq’s listing standards, the outcome of legal matters and our ability to secure additional funds through equity financing transactions.

These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, market conditions; changes in HPC and digital asset markets; digital asset price volatility; regulatory developments; the outcome and timing of legal proceedings; Mawson’s need and ability to raise additional capital; and other risks described in Mawson’s filings with the SEC. Mawson undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this release, except as required by law.

Investor Contact: IR@mawsoninc.com;

Partnerships Contact: Partnerships@mawsoninc.com;

Media and Press Contact: mediarelations@mawsoninc.com